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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): October 6, 2005
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                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



        Pennsylvania                   1-11152                   23-1882087
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)




 781 Third Avenue, King of Prussia, PA                           19406-1409
(Address of Principal Executive Offices)                         (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.   Other Events.

On October 6, 2005, the United States District Court for the Eastern District of Pennsylvania (the Court) presiding over the litigation between InterDigital Communications Corporation, together with its wholly-owned subsidiary InterDigital Technology Corporation (collectively, the Company), and Federal Insurance Company (Federal), filed an order granting in part and denying in part Federal's motion to dismiss the Company's complaint. Federal is the insurance carrier which provided partial reimbursement to the Company of certain legal fees and expenses for the now-settled litigation involving the Company and Ericsson Inc. The Court dismissed the Company's claims asserting breach of contract and bad faith by Federal and further ordered the dispute regarding Federal's recovery of attorneys' fees and expenses previously reimbursed to the Company by Federal be submitted to arbitration. As part of its decision, the Court determined that the Litigation Expense and Reimbursement Agreement (Agreement) between Federal and the Company (which Agreement served as a basis for Federal's demand to recover the reimbursed legal fees and expenses) is enforceable, but did not address whether Federal is entitled to recover any reimbursed legal fees and expenses. Also, the Court reserved to a later time consideration of whether any arbitration award would be binding on the parties. In first quarter 2003, the Company accrued a contingent liability of $3.4 million related to the Agreement. This information updates information previously reported in the Company's Form 10-Q for the quarters ended March 31, 2005 and June 30, 2005, respectively, and Form 10-K for the year ended December 31, 2004.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                             INTERDIGITAL COMMUNICATIONS CORPORATION


                             By: /s/Lawrence F. Shay
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                                 Lawrence F. Shay
                                 General Counsel



Dated:  October 11, 2005